                                 T. Rowe Price
--------------------------------------------------------------------------------
                                 Annual Report
                              European Stock Fund
--------------------------------------------------------------------------------
                                October 31, 2000
================================================================================
REPORT HIGHLIGHTS
-----------------
EUROPEAN STOCK FUND
-------------------
     * A declining euro and losses among technology-related sectors hurt Europe' s markets.
     * Your fund declined for the period, but modest exposure to technology and telecommunications helped limit the damage.
     * The fund's best results came from steady-growth sectors, such as financials, food and beverage, and pharmaceuticals.
     * We envision positive change in Europe, but we are still concerned about high valuations.
================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.
================================================================================
FELLOW SHAREHOLDERS
-------------------
     Persistent weakness in the euro and a sharp letdown among technology, media, and telecommunications stocks weighed heavily on Europe's stock markets. Your fund declined for the six-month period, but significantly helped its showing by limiting exposure to high-priced tech issues.

PERFORMANCE COMPARISON
----------------------
Periods Ended 10/31/00            6 Months         12 Months
----------------------            --------         ---------
European Stock Fund                 -5.90%            6.28%
MSCI Europe Index                   -6.68             1.21
Lipper European Funds Average       -8.22            12.53

     Our -5.90% return for the past six months was better than both the MSCI Europe Index and our Lipper peer group average. Yet this is only a modest consolation for investors. Losses can be principally accounted for by the very weak performance of the euro, which declined nearly 7% in value against the U.S. dollar (see the story on page 2 of this report for more details). Without this negative currency translation, your fund's results would have been in the black.

     Our superior showing against our peers for the six months owed mostly to a decision last year not to purchase technology, media, and telecom stocks that we felt were excessively priced, regardless of their potential or short-term gains. This policy clearly put us behind our peers at the end of 1999 and early in 2000, and is still evident in the fund's 12-month results. As the increases in these sectors unwound over the last six months, however, we came to feel that our caution was prudent in the longer term, and results have borne this out.

     Although the euro has waged a losing battle so far to keep its value, one of the intended effects of its introduction has come to pass: a declining emphasis on national borders. In part because of the euro, but also because of the pressures of globalization, the performance of a stock is increasingly determined by its industry sector rather than its country of origin. For that reason, our reports on the fund will highlight sector activity, with less stress on the performance of specific country markets within Europe.

      ***********************************************************

          CAN THE EURO ALSO RISE?
          -----------------------
          Understanding why the euro has been weak helps explain why it should recover. Several factors have pushed the euro--the common currency for 11 countries in Continental Europe--down 27% since its launch on January 1, 1999. Chris Rothery, a portfolio manager at T. Rowe Price International
          (TRPI), thinks each of these factors could moderate or reverse in the next year.

          Capital flows into the U.S. have risen sharply in recent years as European companies acquired an unprecedented number of U.S. businesses and as Europeans invested in U.S. financial assets. Both trends are moderating, however. This year's weakness in the U.S. stock market has made investment here less attractive. "The Nasdaq bubble appears to have been pricked, which should also take some steam out of the dollar," says Rothery.

          The persistent strength of the U.S. economy has also hurt the euro, as it makes the U.S. a more attractive place to invest. But U.S. growth has showed signs of slowing recently, narrowing the advantage over European growth.

          Higher-yielding U.S. government bonds also lured investors. Recently, however, long-term U.S. rates have declined while those in the euro zone have remained stable.

          Since the euro's launch, oil prices have more than tripled, and Europe's demand for the dollars needed to pay for oil has surged. But oil prices are stabilizing and expected to trend lower.

          While the Federal Reserve is respected and well established, the European Central Bank (ECB) has less than two years' experience. ECB officials have aggravated investors' uncertainty by making confusing remarks. Lately, ECB officials have become more politically astute and are expected to make more careful statements.

          Though TRPI portfolio managers have been surprised by the extent of the euro's decline, they point out that markets often overshoot. It would be a mistake for U.S. investors to shun euro assets, says Rothery.

          John Ford, TRPI's chief investment officer, sees Europe at an earlier stage of the economic cycle than the U.S., with greater room for productivity improvement. "If we can get into a virtuous cycle, then investors can benefit from better economic performance, higher returns on capital, and a strong chance of currency appreciation to boot," Ford says.

          [Chart shows the euro--the common currency of 11 countries in Continental Europe--has declined steadily in value versus the U.S. dollar since its January 1, 1999, launch.]

      ***********************************************************

MARKET AND PORTFOLIO REVIEW
---------------------------
     Economic indicators suggest that, after accelerating in the early part of 2000, activity in Europe is gently slowing in the second half. Euro zone GDP growth peaked in the second quarter, rising 3.7% year-over-year. Rising oil prices and currency weakness have spurred higher prices for some products across Europe, but fundamental inflation pressures remain subdued as global competition continues to soften prices. Even so, the European Central Bank raised interest rates. In part, its goals were to intervene in the markets and support the euro, but the effort had little effect. The euro's weakness was exacerbated by large capital flows from Europe to the U.S. to support corporate acquisitions, such as Unilever's purchase of American-based Best Foods for $24 billion.

MARKET PERFORMANCE
------------------
Six Months            Local        Local Currency         U.S.
Ended 10/31/00      Currency      vs. U.S. Dollars      Dollars
--------------      --------      ----------------      -------
Belgium               12.34%           -6.98%             4.50%
France                 0.66            -6.99             -6.37
Germany               -5.58            -6.98            -12.18
Italy                  9.53            -6.98              1.88
Netherlands            6.37            -6.98             -1.06
Spain                 -4.07            -6.98            -10.77
Sweden               -18.52           -10.65            -27.19
Switzerland            7.27            -4.32              2.65
United Kingdom         4.74            -7.20             -2.81

Source: RIMES Online, using MSCI indices.

Telecommunications
------------------
     Investor attention continued to be focused on the technology, media, and telecom sectors even as they weakened during the period. Telecoms were plagued by investor concerns and plummeted dramatically. The selling was triggered as European governments began to auction off the licenses that telecom operators need to provide third-generation, Internet-compatible mobile telephone services. In the U.K. and Germany, companies paid unexpectedly high prices, and, particularly in Germany, more licenses than expected were sold, indicating intense future competition. Stocks such as Germany's DEUTSCHE TELEKOM, in which we have a small position, fell as investors worried about the high costs for services that will not be rolled out until 2002. In addition, there were fears that until the new services are launched, mobile telecom growth may slow because European penetration is already around 50%. Finally, investors and credit rating agencies frowned on the debt load that the telecoms have taken on.

     Diversified telecoms performed significantly worse than mobile telecoms because earnings from traditional fixed-line services have fallen. Fortunately, your portfolio had a relatively limited exposure to fixed-line services. Mobile telecoms, including the U.K's VODAFONE GROUP and Italy's TELECOM ITALIA MOBILE, had strong market positions and subscriber growth and held up far better. However, we recently trimmed our rising exposure to Vodafone on concerns over its ability to deliver the expected profits when subscriber growth slows in 2001.

Technology
----------
INDUSTRY DIVERSIFICATION
------------------------
                              Percent of Net Assets
                                4/30/00   10/31/00
                                -------   --------
Services                          37.8%     28.6%
Finance                           16.8      22.1
Consumer Goods                    16.8      16.7
Capital Equipment                 11.0      16.5
Energy                             8.6       9.2
Materials                          1.8       2.0
All Other                          2.5       1.7
Reserves                           4.7       3.2
Total                            100.0%    100.0%

     The challenges to telecom company growth and profitability had direct implications for technology hardware companies that have enjoyed strong demand from telecom-company customers. Mobile handset suppliers, component manufacturers, and equipment and infrastructure producers declined after extended periods of extraordinary gains. Despite increasing its market share, Finland's world-leading handset manufacturer Nokia, our second-largest holding, fell when it announced it would miss third-quarter earnings estimates. The stock rebounded when it became clear that the company was back on track to reach fourth-quarter targets. Results for the handset businesses at Sweden's LM Ericsson and the Netherlands' Philips Electronics were disappointing, and news from other players in the market also indicated that demand for handsets, though healthy, was softening.

     A weaker outlook for handsets and reports of poor PC sales in Europe hurt businesses that produce components, such as semiconductors. Netherlands semiconductor equipment manufacturers ASM Lithography and Philips (which has a major semiconductor business), as well as French semiconductor producer STMicroelectronics, all fell. Despite excellent results and full order books, disappointments from technology bellwethers such as Intel in the U.S. adversely affected their performance. Optical network equipment producers performed somewhat better, and while there are a limited number of such companies to choose from in Europe, France's Alcatel benefited fund results. It is worth noting that, interim disappointments aside, the earnings growth of Europe's technology companies in general remained far superior to that of companies in other sectors.

Media
-----
     Media stocks also suffered after their strong rise at the beginning of the year. Investors were chiefly concerned with the sustainability of ad revenues in this sector for two main reasons: first, the "dot-com" phenomenon, where vast amounts of money were being spent on advertising and promotion, collapsed; second, Europe's economy appears to be in a slowing trend for the remainder of 2000. French broadcaster Societe Television Francaise 1 fell from its lofty perch, but we believe it will continue to benefit from improving market dynamics. U.K. publisher Reed International, which had performed poorly six months ago due to its lack of Internet services, rose strongly in the recent period. New management, progress in migrating publications to the Web, and the proposed acquisition of U.S. company Harcourt all supported Reed's rise. Longer term, the liberalization of advertising in Europe and increasing demand for market research and entertainment media bode well for the sector.

Financial Services
------------------
     Our insistence on building a portfolio around companies with demonstrable growth and reasonable valuations was of little help during last year's technology craze, but it significantly cushioned performance this year. Among the leading performers during the period were financial stocks. Financial companies continued to restructure and make acquisitions. Meanwhile, rising interest rates allowed them to improve their margins while lending growth remained buoyant. Strong results lifted Royal Bank of Scotland Group, our largest holding in the sector, as it reaped the benefits of restructuring and cost-cutting after last year's acquisition of U.K. bank NatWest. In Italy, banks Banca Intesa and UniCredito Italiano performed well. Banca Intesa has a new, highly regarded CEO and has gained full control of a large subsidiary, enabling the company to integrate its businesses, cut costs, and reap synergies.

           ***********************************************************

     Geographic Diversification as of 10/31/00. Pie chart with following segments - United Kingdom 33%; France 17%; Netherlands 9%; Germany, 7%; Switzerland 7%; Italy 8%; Sweden 5%; Other and Reserves 14%.

           ***********************************************************

     Other European banks also made acquisitions to strengthen their market positions and leverage their expertise. For example, Dutch banking and insurance group ING Groep acquired U.S. insurer Reliastar and Aetna's financial services businesses, giving it an inside track in U.S. life and annuity premiums. Swiss bank UBS acquired U.S. financial services group PaineWebber for $12 billion, while Spanish banks Banco Santander Central Hispano and Banco Bilbao Vizcaya Argentaria acquired Mexican banks to extend their presence in the rapidly growing Latin American market.

Other Sectors
-------------
     With tech stocks mired in uncertainty, investors showed a pronounced preference for steady-growth stocks in sectors such as pharmaceuticals and food and beverage. Our pharmaceutical holdings, particularly the U.K.'s AstraZeneca Group and France's Sanofi-Synthelabo, rose strongly. Healthy sales growth and cost-cutting pushed Sanofi higher, while AstraZeneca climbed as new drugs with encouraging prospects were approved or launched.

     Our food and beverage stocks, such as Switzerland's Nestle, France's Groupe Danone, and the U.K.'s Diageo, also advanced. These companies' inexpensive valuations attracted investors, especially as prospects in the sector improved. For example, increased demand from emerging markets, together with cost-cutting and sales of noncore, lower-return businesses, helped Nestle's earnings. Diageo announced plans to merge its U.S. food business, Pillsbury, with General Mills to form the largest publicly owned U.S. food business and the world's fourth-largest food company.

OUTLOOK
-------
     Despite recent negative returns, fundamental change is taking place in Europe. We expect that an inexpensive euro, falling unemployment, and looser fiscal policy going forward will contribute to healthy growth into 2001. Furthermore, structural changes are spreading in the region: for example, Germany's lead in fiscal and pension reforms is now being followed in France and Italy. We expect this trend to continue, with related positive effects on the region's long-term global competitiveness. We also think that, eventually, economic fundamentals will support a strengthening of the euro. Even so, we remain concerned about valuations in the short term, particularly in tech-related sectors. Since growth expectations are being downgraded throughout the region and within many sectors, we remain somewhat cautiously positioned.

Respectfully submitted,

/s/

John R. Ford

President, T. Rowe Price International Funds, Inc.
November 24, 2000

================================================================================
T. Rowe Price European Stock Fund
---------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                              Percent of
                                                              Net Assets
                                                                10/31/00
-------------------------------------------------------------------------
Vodafone Group, United Kingdom                                      4.7%
-------------------------------------------------------------------------
Nokia, Finland                                                      3.8
-------------------------------------------------------------------------
Royal Bank of Scotland Group, United Kingdom                        3.6
-------------------------------------------------------------------------
TotalFinaElf, France                                                2.9
-------------------------------------------------------------------------
Glaxo Wellcome, United Kingdom                                      2.5
-------------------------------------------------------------------------
Shell Transport & Trading, United Kingdom                           2.4
-------------------------------------------------------------------------
ING Groep, Netherlands                                              2.3
-------------------------------------------------------------------------
Philips Electronics, Netherlands                                    2.2
-------------------------------------------------------------------------

Telecom Italia Mobile, Italy                                        2.1
-------------------------------------------------------------------------
SmithKline Beecham, United Kingdom                                  2.1
-------------------------------------------------------------------------
Cable & Wireless, United Kingdom                                    2.0
-------------------------------------------------------------------------
Societe Television Francaise 1, France                              1.9
-------------------------------------------------------------------------
Vivendi, France                                                     1.9
-------------------------------------------------------------------------
Reed International, United Kingdom                                  1.8
-------------------------------------------------------------------------
AstraZeneca Group, United Kingdom                                   1.7
-------------------------------------------------------------------------
LM Ericsson, Sweden                                                 1.6
-------------------------------------------------------------------------
Nestle, Switzerland                                                 1.6
-------------------------------------------------------------------------
Alcatel, France                                                     1.5
-------------------------------------------------------------------------
Adecco, Switzerland                                                 1.5
-------------------------------------------------------------------------
Telefonica, Spain                                                   1.5
-------------------------------------------------------------------------
Diageo, United Kingdom                                              1.5
-------------------------------------------------------------------------
Roche Holding, Switzerland                                          1.3
-------------------------------------------------------------------------
Sanofi-Synthelabo, France                                           1.3
-------------------------------------------------------------------------
Fortis, Netherlands/Belgium                                         1.3
-------------------------------------------------------------------------
AXA, France                                                         1.2
-------------------------------------------------------------------------
Total                                                              52.2%

Note: Table excludes reserves.

================================================================================
T. Rowe Price European Stock Fund
---------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                                      Lipper European
              MSCI Europe Index        Funds Average       European Stock Fund
10/31/90           10000                   10000                   10000
10/31/91           10747                   10197                   10224
10/31/92           10597                    9583                    9795
10/31/93           13372                   12045                   12113
10/31/94           14930                   13442                   13609
10/31/95           16972                   14820                   15569
10/31/96           20017                   17649                   18958
10/31/97           25302                   21656                   22806
10/31/98           31229                   25180                   27396
10/31/99           35242                   28796                   30530
10/31/00           35669                   31000                   32447


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 10/31/00           1 Year      3 Years      5 Years      10 Years
----------------------           ------      -------      -------      --------
European Stock Fund               6.28%       12.47%       15.82%        12.49%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================
T. Rowe Price European Stock Fund
--------------------------------- For a share outstanding throughout each period FINANCIAL HIGHLIGHTS
--------------------
                                 Year
                                Ended
                             10/31/00  10/31/99   10/31/98   10/31/97  10/31/96
NET ASSET VALUE
Beginning of period           $ 22.29   $ 22.38   $  19.84   $  16.93  $  14.35
--------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)   0.18      0.23       0.28       0.25      0.25
  Net realized and
  unrealized gain (loss)         1.26      2.14       3.52       3.12      2.79
--------------------------------------------------------------------------------
  Total from
  investment activities          1.44      2.37       3.80       3.37      3.04
--------------------------------------------------------------------------------
Distributions
  Net investment income         (0.14)    (0.28)     (0.25)     (0.26)    (0.21)
  Net realized gain             (1.90)    (2.18)     (1.01)     (0.20)    (0.25)
--------------------------------------------------------------------------------
  Total distributions           (2.04)    (2.46)     (1.26)     (0.46)    (0.46)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period                 $ 21.69   $ 22.29   $  22.38   $  19.84  $  16.93

Ratios/Supplemental Data
------------------------
Total return*                    6.28%    11.44%     20.12%     20.30%    21.76%
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets               1.02%     1.05%      1.05%      1.06%     1.12%
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                       0.71%     0.97%      1.39%      1.41%     1.81%
--------------------------------------------------------------------------------
Portfolio turnover rate         24.5%     15.7%      26.8%      17.5%     14.1%
--------------------------------------------------------------------------------
Net assets, end of period
(in millions)                 $  1,250  $  1,382  $   1,412  $    984  $    705
--------------------------------------------------------------------------------

     * Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price European Stock Fund
---------------------------------                              October 31, 2000
PORTFOLIO OF INVESTMENTS
------------------------                                     Shares       Value
                                                                In thousands
BELGIUM  1.4%
Common Stocks  1.4%
Dexia (EUR)                                                  45,292 $     6,807
--------------------------------------------------------------------------------
Fortis B (EUR)                                              224,939       6,891
--------------------------------------------------------------------------------
Societe Europeenne des Satellites (Class A) (EUR)             7,537       1,004
--------------------------------------------------------------------------------
UCB (EUR)                                                    82,950       2,956
--------------------------------------------------------------------------------
Total Belgium (Cost $9,568)                                              17,658
--------------------------------------------------------------------------------

DENMARK  0.2%
Common Stocks  0.2%
Tele Danmark                                                 50,380       2,384
--------------------------------------------------------------------------------
Total Denmark (Cost $1,787)                                               2,384
--------------------------------------------------------------------------------

FINLAND  3.8%
Common Stocks  3.8%
Nokia (EUR)                                               1,159,670      47,719
--------------------------------------------------------------------------------
Total Finland (Cost $4,001)                                              47,719
--------------------------------------------------------------------------------

FRANCE  16.9%
Common Stocks  16.9%
Alcatel (EUR)                                               313,590      19,133
--------------------------------------------------------------------------------
Altran Technologies (EUR)                                    43,680       8,929
--------------------------------------------------------------------------------
Aventis (EUR)                                               123,677       8,921
--------------------------------------------------------------------------------
Aventis (DAX Exchange) (EUR)                                 42,112       3,020
--------------------------------------------------------------------------------
AXA (EUR)                                                   117,599      15,568
--------------------------------------------------------------------------------
BNP Paribas (EUR)                                           109,190       9,414
--------------------------------------------------------------------------------
Cap Gemini (EUR)                                             26,270       4,191
--------------------------------------------------------------------------------
Compagnie de Saint Gobain (EUR)                              45,559       6,027
--------------------------------------------------------------------------------
Groupe Danone (EUR)                                          24,014       3,358
--------------------------------------------------------------------------------
Hermes International (EUR)                                   17,890       2,414
--------------------------------------------------------------------------------
L'Oreal (EUR)                                                29,260       2,235
--------------------------------------------------------------------------------
Lafarge (EUR)                                                21,276       1,571
--------------------------------------------------------------------------------
Legrand (EUR)                                                26,490       4,271
--------------------------------------------------------------------------------
LVMH (EUR)                                                   30,630       2,235
--------------------------------------------------------------------------------
Sanofi-Synthelabo (EUR)                                     303,626      15,975
--------------------------------------------------------------------------------
Schneider Electric (EUR)                                     35,403 $     2,306
--------------------------------------------------------------------------------
Societe Generale (EUR)                                       68,936       3,914
--------------------------------------------------------------------------------
Societe Television Francaise 1 (EUR)                        440,500      24,036
--------------------------------------------------------------------------------
Sodexho Alliance (EUR)                                       15,505       2,428
--------------------------------------------------------------------------------
STMicroelectronics (EUR)                                    229,223      11,564
--------------------------------------------------------------------------------
TotalFinaElf (Class B) (EUR)                                251,986      36,053
--------------------------------------------------------------------------------
Trader.com (EUR) *                                           58,240         491
--------------------------------------------------------------------------------
Vivendi (EUR)                                               323,361      23,242
--------------------------------------------------------------------------------
Total France (Cost $130,150)                                            211,296
--------------------------------------------------------------------------------

GERMANY  6.6%
Common Stocks  6.6%
Allianz (EUR)                                                30,880      10,470
--------------------------------------------------------------------------------
Bayer (EUR)                                                 164,112       7,123
--------------------------------------------------------------------------------
Bayerische Hypo-und Vereinsbank (EUR)                       208,358      11,440
--------------------------------------------------------------------------------
Deutsche Bank (EUR)                                         151,094      12,370
--------------------------------------------------------------------------------
Deutsche Telekom (EUR)                                       48,042       1,804
--------------------------------------------------------------------------------
E.On (EUR)                                                   73,445       3,732
--------------------------------------------------------------------------------
Epcos (EUR) *                                                66,784       5,072
--------------------------------------------------------------------------------
Gehe (EUR)                                                  214,553       7,811
--------------------------------------------------------------------------------
Rhoen-Klinikum (EUR)                                         52,303       2,852
--------------------------------------------------------------------------------
SAP (EUR)                                                    86,960      14,309
--------------------------------------------------------------------------------
Siemens (EUR)                                                44,452       5,660
--------------------------------------------------------------------------------
Total Germany (Cost $63,472)                                             82,643
--------------------------------------------------------------------------------

GREECE  0.3%
Common Stocks  0.3%
Cosmote Mobile Communication *                              259,690       1,947
--------------------------------------------------------------------------------
Panafon Hellenic Telecom                                    240,300       1,997
--------------------------------------------------------------------------------
Total Greece (Cost $4,470)                                                3,944
--------------------------------------------------------------------------------

HUNGARY  0.1%
Common Stocks  0.1%
OTP Bank GDR (USD)                                           25,000       1,150
--------------------------------------------------------------------------------
Total Hungary (Cost $1,024)                                               1,150
--------------------------------------------------------------------------------

IRELAND  0.3%
Common Stocks  0.3%
SmartForce ADR (USD) *                                       61,988 $     3,111
--------------------------------------------------------------------------------
Total Ireland (Cost $1,033)                                               3,111
--------------------------------------------------------------------------------

ITALY  8.4%
Common Stocks  8.4%
Alleanza Assicurazioni (EUR)                              1,062,000      14,086
--------------------------------------------------------------------------------
Banca Intesa (EUR)                                        3,229,737      13,402
--------------------------------------------------------------------------------
Bipop-Carire (EUR)                                          852,000       6,739
--------------------------------------------------------------------------------
ENI (EUR)                                                 1,609,276       8,713
--------------------------------------------------------------------------------
Mediaset (EUR)                                              329,000       4,760
--------------------------------------------------------------------------------
Mediolanum (EUR)                                            410,000       6,009
--------------------------------------------------------------------------------
Olivetti (EUR)                                            1,323,844       4,011
--------------------------------------------------------------------------------
San Paolo IMI (EUR)                                         186,844       3,028
--------------------------------------------------------------------------------
Tecnost (EUR) *                                             489,000       1,647
--------------------------------------------------------------------------------
Telecom Italia (EUR)                                        775,280       8,980
--------------------------------------------------------------------------------
Telecom Italia Mobile (EUR)                               3,072,435      26,125
--------------------------------------------------------------------------------
UniCredito Italiano (EUR)                                 1,333,931       6,792
--------------------------------------------------------------------------------
Total Italy (Cost $76,175)                                              104,292
--------------------------------------------------------------------------------

NETHERLANDS  9.0%
Common Stocks  9.0%
ABN Amro Holding (EUR)                                       99,988       2,316
--------------------------------------------------------------------------------
Akzo Nobel (EUR)                                             50,548       2,301
--------------------------------------------------------------------------------
ASM Lithography (EUR) *                                     382,040      10,443
--------------------------------------------------------------------------------
CSM (EUR)                                                    34,832         795
--------------------------------------------------------------------------------
Equant (EUR) *                                               75,156       2,516
--------------------------------------------------------------------------------
Fortis (EUR)                                                288,380       8,810
--------------------------------------------------------------------------------
ING Groep (EUR)                                             422,139      28,988
--------------------------------------------------------------------------------
KPN (EUR)                                                   110,278       2,234
--------------------------------------------------------------------------------
KPNQwest (EUR) *                                             35,960         871
--------------------------------------------------------------------------------
Philips Electronics (EUR)                                   688,726      27,066
--------------------------------------------------------------------------------

Royal Dutch Petroleum (EUR)                                 226,526      13,435
--------------------------------------------------------------------------------
United Pan-Europe Communications (EUR) *                    111,236 $     1,949
--------------------------------------------------------------------------------
Wolters Kluwer (EUR)                                        401,440       9,034
--------------------------------------------------------------------------------
World Online International (EUR) *                          168,470       2,023
--------------------------------------------------------------------------------
Total Netherlands (Cost $74,891)                                        112,781
--------------------------------------------------------------------------------

NORWAY  0.5%
Common Stocks  0.5%
Norsk Hydro                                                  47,730       1,898
--------------------------------------------------------------------------------
Orkla (Class A)                                             260,742       4,707
--------------------------------------------------------------------------------
Total Norway (Cost $4,245)                                                6,605
--------------------------------------------------------------------------------

PORTUGAL  0.1%
Common Stocks  0.1%
Jeronimo Martins (EUR)                                      147,694       1,424
--------------------------------------------------------------------------------
Total Portugal (Cost $1,244)                                              1,424
--------------------------------------------------------------------------------

SPAIN  4.1%
Common Stocks  4.1%
Banco Bilbao Vizcaya Argentaria (EUR)                       740,405       9,864
--------------------------------------------------------------------------------
Banco Santander Central Hispano (EUR)                     1,036,700      10,047
--------------------------------------------------------------------------------
Empresa Nacional de Electricidad (EUR)                      429,981       7,006
--------------------------------------------------------------------------------
Gamesa (EUR) *                                               47,614         878
--------------------------------------------------------------------------------
Repsol (EUR)                                                298,293       4,738
--------------------------------------------------------------------------------
Telefonica (EUR) *                                          963,643      18,375
--------------------------------------------------------------------------------
Total Spain (Cost $37,187)                                               50,908
--------------------------------------------------------------------------------

SWEDEN  5.3%
Common Stocks  5.3%
Assa Abloy                                                   73,279       1,349
--------------------------------------------------------------------------------
Atlas Copco (Class B)                                       164,610       3,402
--------------------------------------------------------------------------------
Electrolux (Class B)                                        470,840       5,937
--------------------------------------------------------------------------------
Hennes & Mauritz (Class B)                                  402,510       7,533
--------------------------------------------------------------------------------
LM Ericsson (Class B) *                                   1,461,690      19,455
--------------------------------------------------------------------------------
Nordic Baltic Holding                                     1,597,625      11,992
--------------------------------------------------------------------------------
Nordic Baltic Holding (DKK) *                               303,498 $     2,284
--------------------------------------------------------------------------------
Sandvik                                                     126,500       2,791
--------------------------------------------------------------------------------
Securitas (Class B)                                         526,584      11,225
--------------------------------------------------------------------------------
Total Sweden (Cost $56,962)                                              65,968
--------------------------------------------------------------------------------

SWITZERLAND  6.8%
Common Stocks  6.8%
ABB                                                          79,389       7,055
--------------------------------------------------------------------------------
ABB (SEK)                                                    47,498       4,221
--------------------------------------------------------------------------------
Adecco                                                       27,204      18,811
--------------------------------------------------------------------------------
Credit Suisse Group                                          42,175       7,907
--------------------------------------------------------------------------------
Nestle                                                        9,386      19,450
--------------------------------------------------------------------------------
Roche Holding                                                 1,818      16,606
--------------------------------------------------------------------------------
UBS                                                          80,356      11,131
--------------------------------------------------------------------------------
Total Switzerland (Cost $59,003)                                         85,181
--------------------------------------------------------------------------------

UNITED KINGDOM  33.0%
Common Stocks  33.0%
Abbey National                                              275,864       3,831
--------------------------------------------------------------------------------
AstraZeneca Group                                           453,237      21,333
--------------------------------------------------------------------------------
Autonomy Corporation *                                       14,000         715
--------------------------------------------------------------------------------

BG Group                                                    402,933       1,625
--------------------------------------------------------------------------------
BP Amoco                                                    884,000       7,497
--------------------------------------------------------------------------------
Cable & Wireless                                          1,726,410      24,473
--------------------------------------------------------------------------------
Cadbury Schweppes                                         1,847,306      11,465
--------------------------------------------------------------------------------
Centrica                                                    526,640       1,824
--------------------------------------------------------------------------------
David S. Smith Holdings                                     519,416       1,146
--------------------------------------------------------------------------------
Diageo                                                    1,923,297      18,160
--------------------------------------------------------------------------------
Dimension Data *                                            166,987       1,461
--------------------------------------------------------------------------------
Electrocomponents                                           521,000       5,231
--------------------------------------------------------------------------------
GKN                                                         190,000       2,201
--------------------------------------------------------------------------------
Glaxo Wellcome                                            1,082,540      31,179
--------------------------------------------------------------------------------
Granada Compass *                                         1,667,000      14,440
--------------------------------------------------------------------------------
Granada Media *                                             270,576       1,586
--------------------------------------------------------------------------------
Hays                                                        244,000       1,332
--------------------------------------------------------------------------------
Hilton Group                                                377,000 $     1,049
--------------------------------------------------------------------------------
Kingfisher                                                1,981,462      11,903
--------------------------------------------------------------------------------
Lattice Group *                                             402,933         857
--------------------------------------------------------------------------------
Marconi                                                     536,950       6,798
--------------------------------------------------------------------------------
Reed International                                        2,380,569      21,899
--------------------------------------------------------------------------------
Regus *                                                     841,000       3,822
--------------------------------------------------------------------------------
Rio Tinto                                                   435,848       7,051
--------------------------------------------------------------------------------
Royal Bank of Scotland Group                              2,002,365      44,946
--------------------------------------------------------------------------------
Serco Group                                                 663,000       6,089
--------------------------------------------------------------------------------
Shell Transport & Trading                                 3,652,000      29,409
--------------------------------------------------------------------------------
SmithKline Beecham                                        1,994,460      25,755
--------------------------------------------------------------------------------
Standard Chartered                                          421,600       6,087
--------------------------------------------------------------------------------

Tesco                                                     2,047,500       7,813
--------------------------------------------------------------------------------
Tomkins                                                   2,708,426       6,494
--------------------------------------------------------------------------------
Unilever                                                  1,765,607      11,957
--------------------------------------------------------------------------------
United News & Media                                         622,390       7,750
--------------------------------------------------------------------------------
Vodafone Group                                           14,107,892      58,953
--------------------------------------------------------------------------------
WPP Group                                                   349,000       4,702
--------------------------------------------------------------------------------
Total United Kingdom (Cost $367,236)                                    412,833
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS  0.6%
Money Market Funds  0.6%
Reserve Investment Fund, 6.68% #                          7,408,822       7,409
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $7,409)                                7,409

Total Investments in Securities
97.4% of Net Assets (Cost $899,857)                                 $ 1,217,306

Futures Contracts
In thousands
                                          Contract Unrealized
                                Expiration  Value  Gain (Loss)
                                ----------  -----  -----------
Long, 83 OMX Stock Index Contracts,
 $106,459 of cash pledged
 as initial margin                  11/00   $  977  $   (4)
Long, 13 IBEX 35 Plus Contracts,
 $77,132 of cash pledged
 as initial margin                  11/00    1,148      13
Long, 7 MIB 30 Index Contracts,
 $106,509 of cash pledged
 as initial margin                  12/00    1,422      (7)
Long, 56 CAC 40 Index Contracts,
 $130,530 of cash pledged
 as initial margin                  12/00    3,068    (110)
Long, 24 DAX Index Contracts,
 $183,082 of cash pledged
 as initial margin                  12/00    3,627      15
Long,  72 FTSE 100 Index Contracts,
 $313,654 of cash pledged
 as initial margin                  12/00    6,780     (79)
Net payments (receipts)
 of variation
 margin to date                                        388
--------------------------------------------------------------------------------
Variation margin receivable
(payable) on open futures contracts                                         216

Other Assets Less Liabilities                                            32,708

NET ASSETS                                                          $ 1,250,230

    *  Non-income producing
    #  Seven-day yield
  ADR  American Depository Receipt
  DKK  Danish krone
  EUR  Euro
  GDR  Global depository receipt
  SEK  Swedish krona
  USD  U.S. dollar

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price European Stock Fund
---------------------------------                             October 31, 2000
STATEMENT OF ASSETS AND LIABILITIES                               In thousands
-----------------------------------
ASSETS

Investments in securities, at value (cost $899,857)            $     1,217,306
Securities lending collateral                                          135,741
Other assets                                                            37,995
Total assets                                                         1,391,042

LIABILITIES

Obligation to return securities lending collateral                     135,741
Other liabilities                                                        5,071
Total liabilities                                                      140,812

NET ASSETS                                                     $     1,250,230
Net Assets Consist of:
Accumulated net investment income - net of distributions       $         8,967
Accumulated net realized gain/loss - net of distributions               77,919

Net unrealized gain (loss)                                             317,063

Paid-in-capital applicable to 57,641,109 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                     846,281

NET ASSETS                                                     $     1,250,230
NET ASSET VALUE PER SHARE                                      $         21.69

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price European Stock Fund
---------------------------------
STATEMENT OF OPERATIONS
-----------------------                                           In thousands
                                                                          Year
                                                                         Ended
                                                                      10/31/00
Investment Income (Loss)
Income
  Dividend (net of foreign taxes of $2,598)                         $   20,516
  Interest                                                               2,803
  Securities lending                                                     1,072
-------------------------------------------------------------------------------
  Total income                                                          24,391
-------------------------------------------------------------------------------
Expenses
  Investment management                                                 11,543
  Shareholder servicing                                                  2,049
  Custody and accounting                                                   499
  Prospectus and shareholder reports                                       184
  Registration                                                              48
  Legal and audit                                                           28
  Directors                                                                  8
  Miscellaneous                                                             42
-------------------------------------------------------------------------------
  Total expenses                                                        14,401
  Expenses paid indirectly                                                  (1)
-------------------------------------------------------------------------------
  Net expenses                                                          14,400
-------------------------------------------------------------------------------
Net investment income (loss)                                             9,991
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                           124,340
  Futures                                                                 (999)
  Foreign currency transactions                                         (5,198)
-------------------------------------------------------------------------------
  Net realized gain (loss)                                             118,143
-------------------------------------------------------------------------------
Change in net unrealized gain or loss
  Securities                                                           (23,459)
  Futures                                                                 (172)
  Other assets and liabilities
  denominated in foreign currencies                                       (180)
-------------------------------------------------------------------------------
  Change in net unrealized gain or loss                                (23,811)
-------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                 94,332
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $  104,323

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price European Stock Fund
---------------------------------
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------                                 In thousands
                                                           Year
                                                          Ended
                                                       10/31/00       10/31/99
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                       $    9,991     $   14,076
  Net realized gain (loss)                              118,143        115,710
  Change in net unrealized gain or loss                 (23,811)        24,512
--------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations     104,323        154,298
--------------------------------------------------------------------------------
Distributions to shareholders
  Net investment income                                  (8,549)       (17,725)
  Net realized gain                                    (116,259)      (138,004)
--------------------------------------------------------------------------------
  Decrease in net assets from distributions            (124,808)      (155,729)
--------------------------------------------------------------------------------
Capital share transactions *
  Shares sold                                           601,104        504,968
  Distributions reinvested                              119,275        149,017
  Shares redeemed                                      (831,832)      (682,394)
--------------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                   (111,453)       (28,409)
--------------------------------------------------------------------------------
Net Assets
Increase (decrease) during period                      (131,938)       (29,840)
Beginning of period                                   1,382,168      1,412,008
--------------------------------------------------------------------------------
End of period                                        $1,250,230     $1,382,168

*Share information
  Shares sold                                            25,999         23,161
  Distributions reinvested                                5,390          7,202
  Shares redeemed                                       (35,753)       (31,438)
--------------------------------------------------------------------------------
  Increase (decrease) in shares outstanding              (4,364)        (1,075)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price European Stock Fund
---------------------------------                              October 31, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The European Stock Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on February 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of European companies; current income is a secondary objective.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Other assets and Other liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts At October 31, 2000, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and currency values.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At October 31, 2000, the value of loaned securities was $132,104,000; aggregate collateral consisted of $135,741,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $279,498,000 and $529,473,000, respectively, for the year ended October 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 2000. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.


Undistributed net investment income                             $     (999,000)
Undistributed net realized gain                                    (35,667,000)
Paid-in-capital                                                     36,666,000

     At October 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $899,857,000. Net unrealized gain aggregated $317,449,000 at period-end, of which $380,056,000 related to appreciated investments and $62,607,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES
----------------------

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.

NOTE 5- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $846,000 was payable at October 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,706,000 for the year ended October 31, 2000, of which $159,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum International Fund held approximately 2.1% of the outstanding shares of the European Stock Fund at October 31, 2000. For the year then ended, the fund was allocated $80,000 of Spectrum expenses, $4,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates or T. Rowe Price International, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2000, totaled $2,278,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended October 31, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $33,950,000 with certain affiliates of the manager and paid commissions of $50,000 related thereto.

NOTE 6 - INTERFUND BORROWING
----------------------------

     Pursuant to the fund's prospectus, the fund may borrow up to 33 1\3% of its total assets. The fund is party to an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended October 31, 2000, the fund borrowed amounts ranging from $2,900,000 to $20,600,000, on 11 days, at a weighted average rate of 6.17%. There were no borrowings outstanding at October 31, 2000.


================================================================================

T. Rowe Price European Stock Fund
---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of European Stock Fund

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of European Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
November 17, 2000
================================================================================
T. Rowe Price European Stock Fund
---------------------------------

    TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/00
    -----------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

        The fund's distributions to shareholders included:

          *    $3,060,000 from short-term capital gains,

          * $148,866,000 from long-term capital gains, subject to the 20% rate gains category.

     The fund will pass through foreign source income of $19,915,000 and foreign taxes paid of $2,230,000.

================================================================================

T. Rowe Price European Stock Fund
---------------------------------
ANNUAL MEETING RESULTS
----------------------
        The T. Rowe Price European Stock Fund held an annual meeting on October 25, 2000, to approve a new investment management agreement, elect directors
    to  the  fund,   and   ratify   the  Board  of   Directors'   selection   of
    PricewaterhouseCoopers LLP as the fund's independent accountants.

        The results of voting were as follows (by number of shares):

     For approval of a new investment management agreement:

      Affirmative:  35,948,003.087
      Against:         517,773.645
      Abstain:         908,816.954
      Total:        37,374,593.686

     For nominees to the Board of Directors of the European Stock Fund:

  M. David Testa
      Affirmative:  36,448,875.246
      Withhold:        925,718.440
      Total:        37,374,593.686
  Martin G. Wade
      Affirmative:  36,575,854.630
      Withhold:        798,739.056
      Total:        37,374,593.686
  Anthony W. Deering
      Affirmative:  36,494,327.056
      Withhold:        880,266.630
      Total:        37,374,593.686
  Donald W. Dick, Jr.
      Affirmative:  36,475,314.555
      Withhold:        899,279.131
      Total:        37,374,593.686
  Paul M. Wythes
      Affirmative:  36,574,031.247
      Withhold:        800,562.439
      Total:        37,374,593.686

     To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants:

      Affirmative:36,418,830.315
      Against:         356,369.427
      Abstain:         599,393.944
      Total:        37,374,593.686

================================================================================

T. Rowe Price Shareholder Services
----------------------------------
     INVESTMENT SERVICES AND INFORMATION
     -----------------------------------
          KNOWLEDGEABLE  SERVICE  REPRESENTATIVES
          -------------  -------  ---------------
               BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30a.m. to 5 p.m. ET.

               IN PERSON  Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES
          ----------------
               CHECKING Available on most fixed-income funds ($500 minimum).

               AUTOMATIC INVESTING From your bank account or paycheck.

               AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

               DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

               AUTOMATED 24-HOUR SERVICES Including Tele*Access[Reg Mark] and the T. Rowe Price Web site on the Internet.
               Address: www.troweprice.com.

          BROKERAGE SERVICES*
          -------------------
               INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

          INVESTMENT INFORMATION
          ----------------------
               COMBINED STATEMENT Overview of all your accounts with
               T. Rowe Price.

               SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

               T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

               PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

               INSIGHTS Educational reports on investment strategies and financial markets.

               INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

               * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

               ** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

================================================================================
FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

FOR THE HEARING IMPAIRED, CALL:
1-800-367-0763

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site.

BALTIMORE AREA
Downtown - new address
105 East Lombard Street
Owings Mills
Three Financial  Center
4515  Painters  Mill Road

BOSTON  AREA
386  Washington  Street
Wellesley

COLORADO SPRINGS
2260 Briargate Parkway

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

SAN FRANCISCO AREA
1990 North California Boulevard
Suite 100
Walnut Creek

TAMPA
4200 West Cypress Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.       F79-050  10/31/00